UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 April 2, 2003
                Date of Report (Date of earliest event reported)

                        ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                                                                75-1872487
          Delaware                     000-24956               (IRS Employer
(State or Other Jurisdiction    (Commission File Number)     Identification No.)
       of Incorporation)
                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                    (Address of Principal Executive Offices)

                                 (330) 929-1811
              (Registrant's Telephone Number, Including Area Code)

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Item 8.   CHANGE IN FISCAL YEAR

          By unanimous written consent dated April 2, 2003, the Board of Directors of Associated Materials Incorporated (the "Company") has changed the Company's fiscal year from a calendar year to a 52/53 week retail fiscal year ending on the Saturday closest to December 31. This change will be effective for fiscal year 2003, which will end on January 3, 2004. The Company's first fiscal quarter in 2003 will end on March 28, 2003; thereafter each quarter will consist of a 13-week period ending on a Saturday. In fiscal years consisting of 53 weeks, the final quarter will consist of 14 weeks. There will be no transition period for such change in fiscal year end.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSOCIATED MATERIALS INCORPORATED


DATE:  April 2, 2003                   By:   /s/ D. Keith LaVanway
                                           ------------------------------------
                                           D. Keith LaVanway
                                           Vice President, Chief Financial
                                           Officer, Treasurer and Secretary

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